Exhibit (j)(2) Powers of Attorney

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the persons whose name appear below nominates, constitutes and appoints, David Jones, Esq., David Vurgait and Jeffrey Cimbal (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, of the Ashport Mutual Funds (the "Trust"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hands this 13th day of May, 2005.

/s/Jaime Maya
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                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the persons whose name appear below nominates, constitutes and appoints, David Jones, Esq., David Vurgait and Jeffrey Cimbal (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, of the Ashport Mutual Funds (the "Trust"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hands this 13th day of May, 2005.

/s/Timothy R. Burch
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

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the persons whose name appear below nominates, constitutes and appoints, David Jones, Esq., David Vurgait and Jeffrey Cimbal (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, of the Ashport Mutual Funds (the "Trust"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hands this 13th day of May, 2005.

/s/W. Brian Barrett
-------------------

                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the persons whose name appear below nominates, constitutes and appoints, David Jones, Esq., David Vurgait and Jeffrey Cimbal (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, of the Ashport Mutual Funds (the "Trust"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned Trustee has hereunto set his hands this 15th day of March, 2006.

/s/Anthony Golden
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